UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 16, 2011

General Metals Corporation
(Exact name of registrant as specified in its charter)
Delaware	000-30230	65-0488983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1155 West Fourth Street, Suite 210, Reno, Nevada		89503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(775) 583-4636

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Shareholders

On September 16, 2011, at 10:00 a.m., we held an annual meeting of stockholders at our offices.  At the meeting, our stockholders approved the following:

Election of Directors

	FOR	WITHHELD	AGAINST

Daniel J. Forbush	65,141,001 (97.7%)	1,528,612 (2.29%)	Nil

Larry Max Bigler	65,141,001 (97.7%)	1,528,612 (2.29%)	Nil

P.K. Rana Medi	65,141,001 (97.7%)	1,528,612 (2.29%)	Nil

Walter A. Marting	64,591,001 (96.88%)	2,078,612 (3.11%)	Nil

Shane K. Dyer	64,350,321 (96.52%)	2,319,292 (3.48%)	Nil

Appointment of Auditor

Mark Bailey & Company, Ltd., Certified Public Accountants, were appointed as the independent auditors of our company to hold office until the close of the next annual general meeting. (For:  65,208,121 or 97.8%) (Against:  1,429,783 or 2.14%) (Abstain:  31,709 or 0.04%)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

/s/ Daniel J. Forbush
Daniel J. Forbush
President, Chief Financial Officer, Secretary and Director

Date: September 27, 2011